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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): May 5, 2003





                                INTERVOICE, INC.
             (Exact name of registrant as specified in its charter)





            Texas                     001-15045              75-1927578
(State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)             File Number)         Identification No.)




                             17811 Waterview Parkway
                               Dallas, Texas 75252
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (972) 454-8000


                                 Not applicable
          (Former name or former address, if changed since last report)



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

         Not applicable.

         (c)      EXHIBITS.

         99.1 Press Release dated May 5, 2003 (the "Press Release"), announcing financial results for fourth quarter fiscal 2003.

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED IN THIS ITEM 9 IS FURNISHED UNDER ITEM 12).

         In accordance with Securities and Exchange Commission Release No. 33-8126, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

         On May 5, 2003 Intervoice, Inc. ("Intervoice") announced in the Press Release its financial results for fourth quarter fiscal 2003, which ended February 28, 2003. As indicated in the Press Release, Intervoice scheduled a conference call for May 6, 2003 to discuss fourth quarter fiscal 2003 results and Intervoice's outlook for the future. The conference call, which is available on Intervoice's website (www.intervoice.com), includes a discussion, among other things, of the following transactions that have occurred during Intervoice's first fiscal quarter which ends May 31, 2003: (i) receipt of an order from a large financial institution in the approximate amount of $1 million, (ii) an approximately $5.4 million extension of a managed services contract with a large financial institution that Intervoice expects to recognize ratably over a thirty
(30) month period and (iii) the recognition of approximately $1.6 million in revenues relating to services performed in prior periods for an international managed services customer for which Intervoice recognizes revenue on a cash basis (Intervoice recognized $2.9 million in revenue from this cash basis customer during Intervoice's third fiscal quarter). It is not unusual for Intervoice to recognize transactions in the amounts referenced in the preceding sentence. The announcement of these transactions, or any transactions, is not indicative of Intervoice's revenues for any fiscal reporting period.

         The foregoing is qualified by reference to the Press Release which is filed as an exhibit to this Report and incorporated herein by reference.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  INTERVOICE, INC.


                                  By:  /s/ Rob-Roy J. Graham
                                       -----------------------------------------
                                       Rob-Roy J. Graham
                                       Executive Vice President, Chief Financial
                                       Officer and Secretary
Date:    May 6, 2003


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                                INDEX TO EXHIBITS

Item
Number        Exhibit
------        -------
99.1          Press Release dated May 5, 2003, announcing financial results for fourth quarter fiscal 2003.